UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.
Aramark
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all the boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This Amendment No. 1 to Schedule 14A is being filed to amend the Definitive Proxy Statement filed by Aramark (the “Company”) with the Securities and Exchange Commission on December 21, 2023 (the “Proxy Statement”) solely to file the sample proxy card which was inadvertently omitted from the Proxy Statement. No changes have been made to the body of the Proxy Statement. The proxy card being mailed to the Company’s shareholders is in the form attached hereto.

ARAMARK
2400 MARKET STREET
PHILADELPHIA, PA 19103

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Standard Time on January 29, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ARMK2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Standard Time on January 29, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by 11:59 p.m. Eastern Standard Time on January 29, 2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26861-P01127 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARAMARK

The Board of Directors recommends you vote FOR each of the director nominees listed below.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Susan M. Cameron	☐	☐	☐
1b. Greg Creed	☐	☐	☐
1c. Brian M. DelGhiaccio	☐	☐	☐
1d. Bridgette P. Heller	☐	☐	☐
1e. Kenneth M. Keverian	☐	☐	☐
1f. Karen M. King	☐	☐	☐
1g. Patricia E. Lopez	☐	☐	☐
1h. Stephen I. Sadove	☐	☐	☐
1i. Kevin G. Wills	☐	☐	☐
1j. John J. Zillmer	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3.	**For**	**Against**	**Abstain**
2. To ratify the appointment of Deloitte & Touche LLP as Aramark's independent registered public accounting firm for the fiscal year ending September 27, 2024.	☐	☐	☐
3. To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on January 30, 2024: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V26862-P01127 Aramark Annual Meeting of Shareholders January 30, 2024, 10:00 AM EST This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) John J. Zillmer, Lauren A. Harrington, and Harold B. Dichter, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Aramark that the undersigned is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, Eastern Standard Time, on January 30, 2024, live via the internet at www.virtualshareholdermeeting.com/ARMK2024, and any adjournment or postponement thereof and further authorize(s) such proxies to vote in his/her discretion upon such other matters as may properly come before such Annual Meeting and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side